UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2005

Nicklebys.com, Inc.
(Exact name of registrant specified in charter)

Colorado	000-33339	84-1494708
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3179 S. Peoria Court, Aurora, Colorado 80014
(Address of principal executive offices)  (Zip Code)

(303) 525-6161
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On July 19, 2005, Nicklebys.com, Inc., a Colorado corporation (the “Registrant’), signed an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Registrant, FIIC, Inc., a privately-held Delaware corporation (“FIIC”), Nicklebys Acquisition Corp., a privately-held Nevada corporation and wholly-owned subsidiary of the Registrant (the “Merger Sub”), Scott Thornock, an individual stockholder of the Registrant (“Thornock”), Bruce Capra, an individual stockholder of Registrant (“Capra”), Paul Zueger, an individual stockholder of NBYS (“Zueger”), Michael Tanner, an individual stockholder of the Registrant (“Tanner”) and James Watson, an individual stockholder of the Registrant (“Watson,” and with Thornock, Capra, Zueger and Tanner, the “NBYS Stockholders”).  A copy of the Merger Agreement was filed with the SEC as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed July 20, 2005.  On October 31, 2005, the parties executed an amendment to the Merger Agreement (the “Amendment”), attached as Exhibit 2.1.

In the Amendment, the parties changed the projected closing date of the Merger to within 30 days after receipt of the approval of both the shareholders of NBYS and the stockholders of FIIC.  The parties also amended the list of anticipated directors post-Merger.  The Amendment increases the cash consideration to be paid by FIIC to cover NBYS’s liabilities upon closing from $75,000 to $100,000.  In the Amendment, FIIC also affirms the maximum number of shares of FIIC common stock to be issued and outstanding at the closing of the Merger, and represents that any issuance of FIIC securities prior to closing will comply with all applicable federal and state securities laws and regulations. Finally, the parties agreed to amend the Termination Date, as defined in the Merger Agreement, from October 31, 2005 to 120 days from the date of NBYS’s initial filing of a proxy statement on Schedule 14A, whether that date is before or after the date of approval of the Merger by FIIC’s stockholders and NBYS’s stockholders.  Investors and security holders are urged to read the proxy statement when it becomes available, as it will contain important information regarding the Merger and related transactions.

Item 9.01.  Financial Statements and Exhibits

Exhibit Number	Description
2.1

Amendment No. 1 to Agreement and Plan of Merger dated as of October 31, 2005, by and among Nicklebys.com, Inc., FIIC, Inc., Nicklebys Acquisition Corp., Scott Thornock, Bruce Capra, Paul Zueger, Michael Tanner and James Watson.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NICKLEBYS.COM, INC.

Date: October 31, 2005	By: _/s/ Scott Thornock__________________
Scott Thornock
President
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description
2.1

Amendment No. 1 to Agreement and Plan of Merger dated as of October 31, 2005, by and among Nicklebys.com, Inc., FIIC, Inc., Nicklebys Acquisition Corp., Scott Thornock, Bruce Capra, Paul Zueger, Michael Tanner and James Watson.